SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) September 20, 1996.


                          MERIT Securities Corporation
               (Exact name of registrant as specified in charter)


          Virginia                      03992                  541736551
(State or other jurisdiction   (Commission File Number)      (IRS Employer
     of incorporation)                                    Identification No.)


     4880 Cox Road, Glen Allen, Virginia                    23060
   (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code (804) 967-5800



         (Former name or former address, if changed since last report.)

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Item 5.  Other Events.

Exhibit 99.1 is filed in order to provide additional information not included in an exhibit to the Registrant's Form 8-K filed with the Securities and Exchange Commission on September 25, 1996.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

September 26, 1996

                                        MERIT SECURITIES CORPORATION

                                        By: /s/ LISA COOKE
                                           ------------------------
                                           Name: Lisa Cooke
                                           Title: Vice President

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                               INDEX TO EXHIBITS

Exhibit                                                                 Page
- -------                                                                 ----

 99.1       Copy of Related Computational Materials as provided
            by Lehman Brothers........................................



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